                                                                    EXHIBIT 99.1


                      COMERICA REPORTS RECORD 2000 EARNINGS

DETROIT/January 22, 2001 -- Comerica Incorporated (NYSE: CMA) today reported record 2000 earnings per share of $4.63, compared to $4.14 in 1999, an increase of 12 percent. Net income was $749 million, up 11 percent from $673 million for 1999. Return on common equity was 21.16 percent and return on assets was 1.86 percent, compared to 21.86 percent and 1.82 percent, respectively, for 1999.

Net income for the fourth quarter of 2000 was $1.20 per share or $194 million, compared to $1.08 per share or $176 million for the same period in 1999, increasing 11 percent. Return on common equity was 20.64 percent and return on assets was 1.88 percent, compared to 21.60 percent and 1.84 percent, respectively, for the fourth quarter of 1999.

"We are pleased that 2000 marks the eighth consecutive year in which Comerica has achieved record earnings," said Eugene A. Miller, chairman, president and chief executive officer. "Our financial success in 2000 can be attributed to continued strong business loan growth, our ability to effectively manage interest rate and credit risk, and strong fee revenue growth from our investment advisory business. We are committed to continuing our strong financial performance in 2001 and beyond. In November, we took steps to build on our leadership position in middle-market lending as well as increase our lending presence in key growth areas of SBA, the entertainment industry and emerging growth businesses, by announcing an agreement to acquire Imperial Bancorp. The acquisition is expected to be completed by the end of January. We intend to release a summary of Imperial's fourth quarter and full-year 2000 earnings subsequent to closing."

Net interest income for the fourth quarter of 2000 was $428 million, an increase of $20 million or five percent from the same period last year. This increase was primarily due to an increase in average business loans of $3 billion or 10 percent over last year's fourth quarter. Excluding divestitures, net interest income increased $30 million or seven percent over last year's fourth quarter. The net interest margin was 4.46 percent for the fourth quarter of 2000, compared to 4.40 percent in the third quarter of 2000 and 4.60 percent

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

COMERICA REPORTS RECORD 2000 EARNINGS -- 2

for the fourth quarter of 1999. Excluding divestitures, the net interest margin decreased 8 basis points from the same period in 1999. The net interest margin was negatively impacted by the growth in earning assets exceeding the growth in core deposits, resulting in greater reliance on market rate sources of funding. The net interest margin for the full-year 2000 was 4.45 percent, a decrease of 10 basis points from 1999.

Noninterest income was $198 million for the fourth quarter of 2000, a slight increase from $195 million for the fourth quarter of 1999. Fourth quarter 2000 other noninterest income includes an additional $13 million gain associated with the sale of revolving check credit and bankcard loans which occurred in the first quarter 2000, a $7 million impairment on technology-related mutual fund deferred distribution costs and the write-down of $7 million of low-income housing investments accounted for under the equity method. Securities losses in the fourth quarter 2000 include an additional $6 million of low-income housing investment write-downs where the underlying investment is accounted for under the cost method. Noninterest income in the fourth quarter 1999 includes a $9 million gain on the sale of a warrant received from an investment in a joint venture. Excluding the effect of these large nonrecurring items, securities gains/(losses) and the impact of the revolving check credit and bankcard loan sale, noninterest income increased 12 percent in the fourth quarter of 2000 compared to the same period last year. This increase was primarily due to investment advisory fee growth at Munder Capital Management and an increase in deposit service charges and commercial lending fees. Revenues at Munder, including those generated by providing investment advisory services for Comerica affiliates, totaled $149 million in 2000, compared to $88 million in 1999. Due to net asset value declines in technology-related funds, revenues in the fourth quarter 2000 decreased $16 million from the third quarter 2000. Excluding the $7 million impairment noted above, revenues decreased $9 million from the prior quarter. Munder contributed $23 million in 2000 and $14 million in 1999 to Comerica's consolidated net income. At December 31, 2000, preliminary assets under management at Munder were $48.1 billion, including $5.1 billion in the NetNet, International NetNet and Future Tech funds.

Noninterest expenses were $295 million for the fourth quarter of 2000, compared to $288 million in 1999, an increase of two percent. Noninterest expenses in the fourth quarter 1999 include $3 million of severance and a $3 million legal settlement. Excluding the effect

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

COMERICA REPORTS RECORD 2000 EARNINGS -- 3

of these large nonrecurring items and the impact of the revolving check credit and bankcard loan sale, noninterest expenses increased six percent in the fourth quarter of 2000 compared to the same period last year. An increase in advertising expense, due principally to marketing costs for mutual funds, was the primary factor contributing to the increase in expenses.

The provision for credit losses was $32 million in the fourth quarter of 2000, an increase of $8 million from the third quarter of 2000 and a decrease of $13 million compared to the fourth quarter of 1999. Net charge-offs for the quarter were $17 million or 0.20 percent of average total loans, compared with $32 million or 0.39 percent in the fourth quarter of 1999. Nonperforming assets were $273 million or 0.76 percent of loans and other real estate at December 31, 2000, compared to $241 million or 0.69 percent at September 30, 2000, and $182 million or 0.56 percent at December 31, 1999. The allowance for credit losses as a percent of loans was 1.49 percent at December 31, 2000, a three basis point increase from 1.46 percent at December 31, 1999.

Assets totaled $42 billion at December 31, 2000 and $39 billion at December 31, 1999, while common shareholders' equity was $3.8 billion at December 31, 2000, compared to $3.2 billion one year earlier. Shares of common stock outstanding were 157 million at December 31, 2000 and 1999. Total loans were $36 billion at December 31, 2000, compared to $33 billion a year ago. Total deposits were $27 billion at December 31, 2000, compared to $23 billion at December 31, 1999.


                                    - more -

COMERICA REPORTS RECORD 2000 EARNINGS -- 4

A conference call reviewing Comerica's fourth quarter 2000 financial results will be held at 9 a.m. EDT today, January 22, 2001. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 260422). The call is also accessible on the Internet at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through January 26, 2001. The conference call replay can be accessed by calling
(800) 642-1687 or (706) 645-9291 (event ID No. 260422). The replay can also be accessed via Comerica's investor relations home page at www.comerica.com.

This release includes forward-looking statements as that term is used in the securities laws. All statements regarding Comerica's expected financial position, strategies and growth prospects and general economic conditions expected to exist in the future are forward-looking statements. The words anticipates, believes, estimates, seeks, plans, projects, intends and similar expression, as they relate to Comerica or its management, are intended to identify forward-looking statements. Although Comerica believes that the expectations reflected in these forward-looking statements are reasonable and has based these expectations on Comerica's beliefs and assumptions it has made, such expectations may prove incorrect. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Certain historical financial information included in this earnings release has been reclassified to conform to the current presentation.

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

COMERICA REPORTS RECORD 2000 EARNINGS -- 5

Comerica Incorporated is a multi-state financial services provider headquartered in Detroit, with bank subsidiaries in Michigan, California and Texas, banking operations in Florida, and businesses in several other states. Comerica has an investment services affiliate, Munder Capital Management, and operates banking subsidiaries in Canada and Mexico.


                                       ###



MEDIA CONTACTS:                                            INVESTOR CONTACT:
--------------                                             ----------------
Sharon R. McMurray                                         Judith S. Love
(313) 222-4881                                             (313) 222-2840

Wayne J. Mielke
(313) 222-4732

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries


                                                              Three Months Ended
(in thousands, except per share data,             December 31,   September 30,   December 31,
  average balances and ratios)                        2000           2000            1999
                                                  -----------    ------------    -----------
PER SHARE AND COMMON STOCK DATA
Diluted net income                                      $1.20           $1.18          $1.08
Cash dividends declared                                  0.40            0.40           0.36
Common shareholders' equity (at period end)             23.94           22.95          20.60

Average diluted shares                                158,770         158,622        158,316

KEY RATIOS
Return on average common equity                        20.64%          21.26%         21.60%
Return on average assets                                1.88%           1.89%          1.84%
Average common equity as a percentage of
  average assets                                        8.91%           8.71%          8.31%
Core capital ratio (December 2000 estimated)            7.15%           7.03%          6.95%
Total capital ratio (December 2000 estimated)          11.07%          11.08%         10.72%
Leverage ratio (December 2000 estimated)                8.91%           8.71%          8.39%

AVERAGE BALANCES (in millions)
Commercial loans (including lease financing)          $23,114         $22,734        $21,184
International loans                                     2,547           2,537          2,537
Real estate construction loans                          2,233           2,108          1,658
Commercial mortgage loans                               5,185           5,073          4,623
Residential mortgage loans                                809             825            870
Consumer loans                                          1,426           1,402          1,825
                                                  -----------    ------------    -----------
Total loans                                           $35,314         $34,679        $32,697
Earning assets                                         38,271          37,495         35,297
Total assets                                           41,341          40,506         38,194
Interest-bearing deposits                              19,587          18,715         16,321
Noninterest-bearing deposits                            6,522           6,500          6,309
Total interest-bearing liabilities                     30,317          29,685         27,974
Common shareholders' equity                             3,682           3,528          3,174

NET INTEREST INCOME
Net interest income (fully taxable equivalent
  basis)                                             $428,624        $415,095       $409,345
Fully taxable equivalent adjustment                       841             940          1,070
Net interest margin                                     4.46%           4.40%          4.60%

CREDIT QUALITY
Nonaccrual loans                                     $267,235        $236,021       $165,093
Reduced-rate loans                                        348             299          7,347
Other real estate                                       5,052           4,181          9,595
Total nonperforming assets                            272,635         240,501        182,035
Loans 90 days past due                                 35,820          53,338         47,676
Gross charge-offs                                      22,021          24,461         44,626
Recoveries                                              4,553           3,472         12,636
Net charge-offs                                        17,468          20,989         31,990

Allowance for credit losses as a percentage
  of total loans                                        1.49%           1.50%          1.46%
Nonperforming assets as a percentage of
  total loans and other real estate                     0.76%           0.69%          0.56%
Net loans charged off as a percentage of
  average total loans                                   0.20%           0.24%          0.39%
Allowance for credit losses as a percentage
  of total nonperforming assets                          197%            218%           262%

ADDITIONAL DATA
Goodwill                                             $364,806        $372,811       $316,469
Core deposit intangible                                 7,883           9,056         12,767
Other intangibles                                       1,313           1,411          1,587
Loan servicing rights                                   3,558           3,306          4,605
Amortization of intangibles                             9,340           9,388          8,504

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries


                                                          Year Ended
(in thousands, except per share data,             December 31,    December 31,
  average balances and ratios)                        2000           1999
                                                  -----------    ------------
PER SHARE AND COMMON STOCK DATA
Diluted net income                                      $4.63           $4.14
Cash dividends declared                                  1.60            1.44
Common shareholders' equity (at period end)

Average diluted shares                                158,275         158,397

KEY RATIOS
Return on average common equity                        21.16%          21.86%
Return on average assets                                1.86%           1.82%
Average common equity as a percentage of
  average assets                                        8.58%           8.11%
Core capital ratio (December 2000 estimated)
Total capital ratio (December 2000 estimated)
Leverage ratio (December 2000 estimated)

AVERAGE BALANCES (in millions)
Commercial loans (including lease financing)          $22,537         $20,363
International loans                                     2,552           2,627
Real estate construction loans                          2,009           1,364
Commercial mortgage loans                               5,051           4,461
Residential mortgage loans                                832             929
Consumer loans                                          1,395           1,816
                                                  -----------     -----------
Total loans                                           $34,376         $31,560
Earning assets                                         37,344          34,079
Total assets                                           40,320          36,960
Interest-bearing deposits                              18,287          16,264
Noninterest-bearing deposits                            6,405           6,255
Total interest-bearing liabilities                     29,675          27,035
Common shareholders' equity                             3,460           2,999

NET INTEREST INCOME
Net interest income (fully taxable equivalent
  basis)                                           $1,662,549      $1,552,018
Fully taxable equivalent adjustment                     3,698           4,877
Net interest margin                                     4.45%           4.55%

CREDIT QUALITY
Nonaccrual loans
Reduced-rate loans
Other real estate
Total nonperforming assets
Loans 90 days past due
Gross charge-offs                                     $99,537        $120,976
Recoveries                                             16,232          31,004
Net charge-offs                                        83,305          89,972

Allowance for credit losses as a percentage
  of total loans
Nonperforming assets as a percentage of
  total loans and other real estate
Net loans charged off as a percentage of
  average total loans                                   0.24%           0.29%
Allowance for credit losses as a percentage
  of total nonperforming assets

ADDITIONAL DATA
Goodwill
Core deposit intangible
Other intangibles
Loan servicing rights
Amortization of intangibles                           $36,663        $33,921

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries


                                         December 31,   September 30,   December 31,
(in thousands, except share data)               2000            2000           1999
                                         -----------    ------------    -----------
ASSETS
Cash and due from banks                  $ 1,496,705     $ 1,519,051    $ 1,201,990

Short-term investments                       165,364         170,792        612,959

Investment securities available
  for sale                                 2,677,762       2,692,595      2,739,464

Commercial loans                          22,729,464      22,070,506     20,654,658
International loans                        2,571,156       2,483,910      2,573,003
Real estate construction loans             2,310,399       2,197,799      1,709,261
Commercial mortgage loans                  5,271,078       5,095,248      4,774,052
Residential mortgage loans                   806,561         816,960        870,029
Consumer loans                             1,436,773       1,415,889      1,350,725
Lease financing                              934,914         854,999        761,550
                                         -----------     -----------    -----------
    Total loans                           36,060,345      34,935,311     32,693,278
Less allowance for credit losses            (538,110)       (523,575)      (476,470)
                                         -----------     -----------    -----------
    Net loans                             35,522,235      34,411,736     32,216,808

Premises and equipment                       306,753         312,992        330,728
Customers' liability on acceptances
  outstanding                                 26,668          22,578         43,810
Accrued income and other assets            1,789,698       1,755,646      1,507,573
                                         -----------     -----------    -----------
    TOTAL ASSETS                         $41,985,185     $40,885,390    $38,653,332
                                         ===========     ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits             $ 6,814,935     $ 6,384,881    $ 6,136,038
Interest-bearing deposits                 20,353,077      19,135,057     17,155,365
                                         -----------     -----------    -----------
    Total deposits                        27,168,012      25,519,938     23,291,403

Federal funds purchased and
  securities sold under
  agreements to repurchase                 1,638,591       2,155,228      1,332,397
Other borrowed funds                         438,927       1,130,201      1,435,634
Acceptances outstanding                       26,668          22,578         43,810
Accrued expenses and other
  liabilities                                617,060         561,214        495,587
Medium- and long-term debt                 8,088,661       7,650,541      8,579,857
                                         -----------     -----------    -----------
    Total liabilities                     37,977,919      37,039,700     35,178,688

Nonredeemable preferred stock
  - $50 stated value:
  Authorized - 5,000,000 shares
  Issued - 5,000,000 shares at
    12/31/00, 9/30/00 and 12/31/99           250,000         250,000        250,000
Common stock - $5 par value:
  Authorized - 325,000,000 shares
  Issued - 157,233,107 shares at
    12/31/00, 9/30/00 and 12/31/99           786,166         786,166        786,166
Capital surplus                               43,354          39,765         35,092
Accumulated other comprehensive income        10,565         (14,879)       (31,702)
Retained earnings                          2,937,296       2,821,076      2,485,204
Deferred compensation                         (3,704)         (4,047)        (2,955)
Less cost of common stock in
  treasury - 289,397 shares at
  12/31/00, 571,201 shares at
  9/30/00 and 715,496 shares
  at 12/31/99                                (16,411)        (32,391)       (47,161)
                                         -----------     -----------    -----------
    Total shareholders' equity             4,007,266       3,845,690      3,474,644
                                         -----------     -----------    -----------
    TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY               $41,985,185     $40,885,390    $38,653,332
                                         ===========     ===========    ===========

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                                        Three Months Ended
                                                    ---------------------------
                                                    December 31,    December 31,
(in thousands, except per share data)                      2000            1999
                                                    -----------     -----------
INTEREST INCOME
Interest and fees on loans                          $   810,380     $   682,495
Interest on investment securities:
  Taxable                                                50,550          42,461
  Exempt from federal income tax                            619             903
                                                    -----------     -----------
    Total interest on investment securities              51,169          43,364
Interest on short-term investments                        5,144           3,979
                                                    -----------     -----------
    Total interest income                               866,693         729,838

INTEREST EXPENSE
Interest on deposits                                    237,431         153,707
Interest on short-term borrowings                        48,122          44,759
Interest on medium- and long-term debt                  135,472         126,984
Net interest rate swap (income)/expense                  17,885          (3,887)
                                                    -----------     -----------
    Total interest expense                              438,910         321,563
                                                    -----------     -----------
    Net interest income                                 427,783         408,275
Provision for credit losses                              32,000          45,000
                                                    -----------     -----------
    Net interest income after provision
      for credit losses                                 395,783         363,275

NONINTEREST INCOME
Fiduciary and investment management income               71,476          65,299
Service charges on deposit accounts                      45,455          41,793
Commercial lending fees                                  17,874          13,675
Letter of credit fees                                     9,955          10,636
Securities gains/(losses)                                (1,431)          3,512
Net gain on sales of businesses                          13,100               -
Other noninterest income                                 41,435          59,953
                                                    -----------     -----------
    Total noninterest income                            197,864         194,868

NONINTEREST EXPENSES
Salaries and employee benefits                          165,219         165,375
Net occupancy expense                                    24,841          22,011
Equipment expense                                        14,866          15,479
Outside processing fee expense                           11,418          11,230
Other noninterest expenses                               78,601          73,718
                                                    -----------     -----------
    Total noninterest expenses                          294,945         287,813
                                                    -----------     -----------
Income before income taxes                              298,702         270,330
Provision for income taxes                              104,484          94,649
                                                    -----------     -----------
NET INCOME                                          $   194,218     $   175,681
                                                    ===========     ===========
Net income applicable to common stock               $   189,943     $   171,406
                                                    ===========     ===========

Basic net income per common share                   $      1.21     $      1.10
Diluted net income per common share                 $      1.20     $      1.08

Cash dividends declared on common stock             $    62,706     $    56,281
Dividends per common share                          $      0.40     $      0.36

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                                      Year Ended December 31,
                                                    ---------------------------
(in thousands, except per share data)                   2000            1999
                                                    -----------     -----------
INTEREST INCOME
Interest and fees on loans                          $ 3,037,176     $ 2,500,978
Interest on investment securities:
  Taxable                                               188,370         156,933
  Exempt from federal income tax                          2,864           4,647
                                                    -----------     -----------
    Total interest on investment securities             191,234         161,580
Interest on short-term investments                       33,226          10,152
                                                    -----------     -----------
    Total interest income                             3,261,636       2,672,710

INTEREST EXPENSE
Interest on deposits                                    809,585         590,335
Interest on short-term borrowings                       211,686         179,133
Interest on medium- and long-term debt                  533,853         410,367
Net interest rate swap (income)/expense                  47,661         (54,266)
                                                    -----------     -----------
    Total interest expense                            1,602,785       1,125,569
                                                    -----------     -----------
    Net interest income                               1,658,851       1,547,141
Provision for credit losses                             145,000         114,000
                                                    -----------     -----------
    Net interest income after provision
      for credit losses                               1,513,851       1,433,141

NONINTEREST INCOME
Fiduciary and investment management income              306,119         240,574
Service charges on deposit accounts                     180,018         169,173
Commercial lending fees                                  55,918          48,887
Letter of credit fees                                    41,847          38,468
Securities gains/(losses)                                  (810)          5,453
Net gain on sales of businesses                          47,584          21,339
Other noninterest income                                195,214         192,994
                                                    -----------     -----------
    Total noninterest income                            825,890         716,888

NONINTEREST EXPENSES
Salaries and employee benefits                          668,037         640,357
Net occupancy expense                                    97,750          93,728
Equipment expense                                        59,108          61,092
Outside processing fee expense                           49,142          47,754
Other noninterest expenses                              314,333         274,026
                                                    -----------     -----------
    Total noninterest expenses                        1,188,370       1,116,957
                                                    -----------     -----------
Income before income taxes                            1,151,371       1,033,072
Provision for income taxes                              402,045         360,483
                                                    -----------     -----------
NET INCOME                                          $   749,326     $   672,589
                                                    ===========     ===========
Net income applicable to common stock               $   732,226     $   655,489
                                                    ===========     ===========

Basic net income per common share                   $      4.68     $      4.20
Diluted net income per common share                 $      4.63     $      4.14

Cash dividends declared on common stock             $   250,277     $   224,837
Dividends per common share                          $      1.60     $      1.44

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                              Fourth           Third         Second
                                             Quarter         Quarter        Quarter
(in thousands, except per share data)           2000            2000           2000
                                            --------        --------       --------
INTEREST INCOME
Interest and fees on loans                  $810,380        $783,762       $749,194
Interest on investment securities             51,169          46,145         45,314
Interest on short-term investments             5,144           5,496          5,167
                                            --------        --------       --------
    Total interest income                    866,693         835,403        799,675

INTEREST EXPENSE
Interest on deposits                         237,431         216,764        186,219
Interest on short-term borrowings             48,122          46,313         64,792
Interest on medium- and long-term debt       135,472         140,891        127,538
Net interest rate swap (income)/expense       17,885          17,280          9,156
                                            --------        --------       --------
    Total interest expense                   438,910         421,248        387,705
                                            --------        --------       --------
    Net interest income                      427,783         414,155        411,970
Provision for credit losses                   32,000          24,000         34,000
                                            --------        --------       --------
    Net interest income after
      provision for credit losses            395,783         390,155        377,970

NONINTEREST INCOME
Fiduciary and investment management
  income                                      71,476          78,740         76,875
Service charges on deposit accounts           45,455          45,205         45,466
Commercial lending fees                       17,874          15,399         11,430
Letter of credit fees                          9,955          10,023         11,175
Securities gains/(losses)                     (1,431)           (742)         1,110
Net gain on sales of businesses               13,100           4,000              -
Other noninterest income                      41,435          52,171         56,477
                                            --------        --------       --------
    Total noninterest income                 197,864         204,796        202,533

NONINTEREST EXPENSES
Salaries and employee benefits               165,219         169,818        164,999
Net occupancy expense                         24,841          23,847         24,108
Equipment expense                             14,866          14,557         14,611
Outside processing fee expense                11,418          13,029         12,363
Other noninterest expenses                    78,601          80,288         79,782
                                            --------        --------       --------
    Total noninterest expenses               294,945         301,539        295,863
                                            --------        --------       --------
Income before income taxes                   298,702         293,412        284,640
Provision for income taxes                   104,484         101,571         99,089
                                            --------        --------       --------
NET INCOME                                  $194,218        $191,841       $185,551
                                            ========        ========       ========
Net income applicable to common stock       $189,943        $187,566       $181,276
                                            ========        ========       ========

Basic net income per common share           $   1.21        $   1.20       $   1.16
Diluted net income per common share         $   1.20        $   1.18       $   1.15

Cash dividends declared on common stock     $ 62,706        $ 62,601       $ 62,451
Dividends per common share                  $   0.40        $   0.40       $   0.40

N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                               First          Fourth
                                             Quarter         Quarter
(in thousands, except per share data)           2000            1999
                                            --------        --------
INTEREST INCOME
Interest and fees on loans                  $693,840        $682,495
Interest on investment securities             48,606          43,364
Interest on short-term investments            17,419           3,979
                                            --------        --------
    Total interest income                    759,865         729,838

INTEREST EXPENSE
Interest on deposits                         169,171         153,707
Interest on short-term borrowings             52,459          44,759
Interest on medium- and long-term debt       129,952         126,984
Net interest rate swap (income)/expense        3,340          (3,887)
                                            --------        --------
    Total interest expense                   354,922         321,563
                                            --------        --------
    Net interest income                      404,943         408,275
Provision for credit losses                   55,000          45,000
                                            --------        --------
    Net interest income after
      provision for credit losses            349,943         363,275

NONINTEREST INCOME
Fiduciary and investment management
  income                                      79,028          65,299
Service charges on deposit accounts           43,892          41,793
Commercial lending fees                       11,215          13,675
Letter of credit fees                         10,694          10,636
Securities gains/(losses)                        253           3,512
Net gain on sales of businesses               30,484               -
Other noninterest income                      45,131          59,953
                                            --------        --------
    Total noninterest income                 220,697         194,868

NONINTEREST EXPENSES
Salaries and employee benefits               168,001         165,375
Net occupancy expense                         24,954          22,011
Equipment expense                             15,074          15,479
Outside processing fee expense                12,332          11,230
Other noninterest expenses                    75,662          73,718
                                            --------        --------
    Total noninterest expenses               296,023         287,813
                                            --------        --------
Income before income taxes                   274,617         270,330
Provision for income taxes                    96,901          94,649
                                            --------        --------
NET INCOME                                  $177,716        $175,681
                                            ========        ========
Net income applicable to common stock       $173,441        $171,406
                                            ========        ========

Basic net income per common share           $   1.11        $   1.10
Diluted net income per common share         $   1.10        $   1.08

Cash dividends declared on common stock     $ 62,519        $ 56,281
Dividends per common share                  $   0.40        $   0.36

N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                                  Fourth Quarter 2000 Compared To:
                                             Third Quarter 2000     Fourth Quarter 1999
(in thousands, except per share data)         Amount    Percent       Amount    Percent
                                            --------    -------     --------    -------
INTEREST INCOME
Interest and fees on loans                  $ 26,618        3.4%    $127,885       18.7%
Interest on investment securities              5,024       10.9        7,805       18.0
Interest on short-term investments              (352)      (6.4)       1,165       29.3
                                            --------    -------     --------    -------
    Total interest income                     31,290        3.7      136,855       18.8

INTEREST EXPENSE
Interest on deposits                          20,667        9.5       83,724       54.5
Interest on short-term borrowings              1,809        3.9        3,363        7.5
Interest on medium- and long-term debt        (5,419)      (3.8)       8,488        6.7
Net interest rate swap (income)/expense          605        3.5       21,772        N/M
                                            --------    -------     --------    -------
    Total interest expense                    17,662        4.2      117,347       36.5
                                            --------    -------     --------    -------
    Net interest income                       13,628        3.3       19,508        4.8
Provision for credit losses                    8,000       33.3      (13,000)     (28.9)
                                            --------    -------     --------    -------
    Net interest income after
      provision for credit losses              5,628        1.4       32,508        8.9

NONINTEREST INCOME
Fiduciary and investment management
  income                                      (7,264)      (9.2)       6,177        9.5
Service charges on deposit accounts              250        0.6        3,662        8.8
Commercial lending fees                        2,475       16.1        4,199       30.7
Letter of credit fees                            (68)      (0.7)        (681)      (6.4)
Securities gains/(losses)                       (689)       N/M       (4,943)       N/M
Net gain on sales of businesses                9,100        N/M       13,100        N/M
Other noninterest income                     (10,736)     (20.6)     (18,518)     (30.9)
                                            --------    -------     --------    -------
    Total noninterest income                  (6,932)      (3.4)       2,996        1.5

NONINTEREST EXPENSES
Salaries and employee benefits                (4,599)      (2.7)        (156)      (0.1)
Net occupancy expense                            994        4.2        2,830       12.9
Equipment expense                                309        2.1         (613)      (4.0)
Outside processing fee expense                (1,611)     (12.4)         188        1.7
Other noninterest expenses                    (1,687)      (2.1)       4,883        6.6
                                            --------    -------     --------    -------
    Total noninterest expenses                (6,594)      (2.2)       7,132        2.5
                                            --------    -------     --------    -------
Income before income taxes                     5,290        1.8       28,372       10.5
Provision for income taxes                     2,913        2.9        9,835       10.4
                                            --------    -------     --------    -------
NET INCOME                                  $  2,377        1.2%    $ 18,537       10.6%
                                            ========    =======     ========    =======
Net income applicable to common stock       $  2,377        1.3%    $ 18,537       10.8%
                                            ========    =======     ========    =======

Basic net income per common share           $   0.01        0.8%    $   0.11       10.0%
Diluted net income per common share         $   0.02        1.7%    $   0.12       11.1%

Cash dividends declared on common stock     $    105        0.2%    $  6,425       11.4%
Dividends per common share                  $      -          -%    $   0.04       11.1%

N/M-Not meaningful

QUARTERLY SELECTED ASSET QUALITY DATA
Comerica Incorporated and Subsidiaries

                                                              2000
                                              ---------------------------------------
(in thousands)                                 4th QTR         3rd QTR        2nd QTR
                                              --------        --------       --------
ALLOWANCE FOR CREDIT LOSSES
Beginning period balance                      $523,575        $520,582       $502,954
Loans charged off:
  Commercial                                   (20,429)        (23,015)       (15,009)
  International                                      -            (580)        (2,851)
  Commercial mortgage                               (9)            (64)          (437)
  Residential mortgage                             (84)             (2)           (48)
  Consumer                                      (1,022)           (793)        (2,898)
  Lease financing                                 (477)             (7)           (81)
                                              --------        --------       --------
    Total loans charged off                    (22,021)        (24,461)       (21,324)

Recoveries on loans previously charged off:
  Commercial                                     2,662           1,724          2,537
  Real estate construction                         119               7              7
  Commercial mortgage                              237              18            545
  Residential mortgage                               -               -              -
  Consumer                                       1,505           1,687          1,859
  Lease financing                                   30              36             37
                                              --------        --------       --------
    Total recoveries                             4,553           3,472          4,985
                                              --------        --------       --------
    Net loans charged off                      (17,468)        (20,989)       (16,339)
Provision for credit losses                     32,000          24,000         34,000
Foreign currency translation adjustment              3             (18)           (33)
                                              --------        --------       --------
Balance at period end                         $538,110        $523,575       $520,582
                                              ========        ========       ========

As a percent of total loans                       1.49%           1.50%          1.49%

Net loans charged off to average
  total loans                                     0.20            0.24           0.19

NONPERFORMING ASSETS
Nonaccrual loans:
  Commercial                                  $189,070        $177,011       $178,862
  International                                 57,929          36,770         25,242
  Real estate construction                       4,542           4,947            248
  Commercial mortgage                           15,528          16,790         16,728
  Residential mortgage                             166             503            505
                                              --------        --------       --------
    Total nonaccrual loans                     267,235         236,021        221,585
Reduced-rate loans                                 348             299          5,806
                                              --------        --------       --------
    Total nonperforming loans                  267,583         236,320        227,391
Other real estate                                5,052           4,181         10,089
                                              --------        --------       --------
    Total nonperforming assets                $272,635        $240,501       $237,480
                                              ========        ========       ========

Nonperforming loans as a percentage
  of total loans                                  0.74%           0.68%          0.65%
Nonperforming assets as a percentage of
  total loans and other real estate               0.76            0.69           0.68
Allowance for credit losses as a
  percentage of total nonperforming
  assets                                           197             218            219

Loans past due 90 days or more                $ 35,820        $ 53,338       $ 38,701

QUARTERLY SELECTED ASSET QUALITY DATA
Comerica Incorporated and Subsidiaries


                                                2000            1999
                                              --------        --------
(in thousands)                                 1st QTR         4th QTR
                                              --------        --------
ALLOWANCE FOR CREDIT LOSSES
Beginning period balance                      $476,470        $463,451
Loans charged off:
  Commercial                                   (17,195)        (34,329)
  International                                 (7,750)         (3,000)
  Commercial mortgage                                -            (223)
  Residential mortgage                               -             (23)
  Consumer                                      (6,309)         (7,019)
  Lease financing                                 (477)            (32)
                                              --------        --------
    Total loans charged off                    (31,731)        (44,626)


Recoveries on loans previously charged off:
  Commercial                                     1,152          10,226
  Real estate construction                          13               7
  Commercial mortgage                              112             305
  Residential mortgage                               -              20
  Consumer                                       1,867           2,058
  Lease financing                                   78              20
                                              --------        --------
    Total recoveries                             3,222          12,636
                                              --------        --------
    Net loans charged off                      (28,509)        (31,990)
Provision for credit losses                     55,000          45,000
Foreign currency translation adjustment             (7)              9
                                              --------        --------
Balance at period end                         $502,954        $476,470
                                              ========        ========

As a percent of total loans                       1.49%           1.46%

Net loans charged off to average
  total loans                                     0.34            0.39

NONPERFORMING ASSETS
Nonaccrual loans:
  Commercial                                  $127,974        $110,606
  International                                 36,482          44,046
  Real estate construction                         249             249
  Commercial mortgage                            8,289           9,620
  Residential mortgage                             509             572
                                              --------        --------
    Total nonaccrual loans                     173,503         165,093
Reduced-rate loans                               6,905           7,347
                                              --------        --------
    Total nonperforming loans                  180,408         172,440
Other real estate                               10,422           9,595
                                              --------        --------
    Total nonperforming assets                $190,830        $182,035
                                              ========        ========

Nonperforming loans as a percentage
  of total loans                                  0.53%           0.53%
Nonperforming assets as a percentage of
  total loans and other real estate               0.56            0.56
Allowance for credit losses as a
  percentage of total nonperforming
  assets                                           264             262

Loans past due 90 days or more                $ 39,523        $ 47,676

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

                                                      Three Months Ended
                                 -----------------------------------------------------------
                                      December 31, 2000                September 30, 2000
                                 ----------------------------    ---------------------------
                                 Average              Average    Average             Average
(dollar amounts in millions)     Balance   Interest      Rate    Balance   Interest     Rate
                                 ----------------------------    ---------------------------
Commercial loans                 $22,246     $515.8      9.22%   $21,936     $501.2     9.09%
International loans                2,547       61.8      9.65      2,537       59.2     9.28
Real estate construction loans     2,233       54.4      9.69      2,108       50.0     9.44
Commercial mortgage loans          5,185      116.6      8.95      5,073      113.7     8.92
Residential mortgage loans           809       15.6      7.72        825       15.8     7.67
Consumer loans                     1,426       33.5      9.36      1,402       32.2     9.15
Lease financing                      868       13.2      6.08        798       12.2     6.13
                                 ----------------------------    ---------------------------
    Total loans                   35,314      810.9      9.14     34,679      784.3     9.00

Investment securities available
  for sale (1)                     2,784       51.5      7.35      2,607       46.5     7.01
Short-term investments               173        5.1     11.97        209        5.6    10.50
                                 ----------------------------    ---------------------------
    Total earning assets          38,271      867.5      9.02     37,495      836.4     8.87

Cash and due from banks            1,540                           1,497
Allowance for credit losses         (533)                           (529)
Other assets                       2,063                           2,043
                                 -------                         -------
    Total Assets                 $41,341                         $40,506
                                 =======                         =======

Money market and NOW accounts    $ 8,140       71.0      3.47    $ 7,828       64.1     3.26
Savings deposits                   1,330        5.8      1.73      1,373        5.9     1.71
Certificates of deposit            9,625      148.4      6.13      8,947      134.2     5.97
Foreign office time deposits         492       12.2      9.88        567       12.6     8.80
                                 ----------------------------    ---------------------------
    Total interest-bearing
      deposits                    19,587      237.4      4.82     18,715      216.8     4.61

Federal funds purchased
  and securities sold under
  agreements to repurchase         2,336       40.4      6.88      1,928       33.6     6.94
Other borrowed funds                 473        7.8      6.48        772       12.7     6.52
Medium- and long-term debt         7,921      135.4      6.81      8,270      140.9     6.78
Other (2)                              -       17.9         -          -       17.3        -
                                 ----------------------------    ---------------------------
    Total interest-bearing
      sources                     30,317      438.9      5.76     29,685      421.3     5.65

Noninterest-bearing deposits       6,522                           6,500
Other liabilities                    570                             543
Preferred stock                      250                             250
Common shareholders' equity        3,682                           3,528
                                 -------                         -------
    Total Liabilities and
      Shareholders' Equity       $41,341                         $40,506
                                 =======                         =======

Net interest income/Rate
  spread (FTE)                               $428.6      3.26                $415.1     3.22
                                             ======                          ======

FTE adjustment                               $  0.8                          $  1.0
                                             ======                          ======
Impact of net noninterest-bearing
  sources of funds                                       1.20                           1.18
                                                         ----                           ----
Net interest margin as a percent of
  average earning assets (FTE)                           4.46%                          4.40%
                                                         ====                           ====


(1) The average rate for investment securities available for sale was computed using average historical cost.
(2) Net interest rate swap (income)/expense.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

                                         Three Months Ended
                                    ----------------------------
                                         December 31, 1999
                                    ----------------------------
                                    Average              Average
(dollar amounts in millions)        Balance   Interest      Rate
                                    ----------------------------
Commercial loans                    $20,450     $420.4      8.16%
International loans                   2,537       53.5      8.37
Real estate construction loans        1,658       36.3      8.70
Commercial mortgage loans             4,623       98.4      8.44
Residential mortgage loans              870       16.4      7.56
Consumer loans                        1,825       46.1     10.07
Lease financing                         734       11.9      6.48
                                    ----------------------------
    Total loans                      32,697      683.0      8.29

Investment securities available
  for sale (1)                        2,461       43.9      7.01
Short-term investments                  139        4.0     11.51
                                    ----------------------------
    Total earning assets             35,297      730.9      8.21

Cash and due from banks               1,517
Allowance for credit losses            (468)
Other assets                          1,848
                                    -------
    Total Assets                    $38,194
                                    =======

Money market and NOW accounts       $ 7,813       56.3      2.86
Savings deposits                      1,464        5.9      1.59
Certificates of deposit               6,448       79.9      4.92
Foreign office time deposits            596       11.6      7.71
                                    ----------------------------
    Total interest-bearing
      deposits                       16,321      153.7      3.74

Federal funds purchased
  and securities sold under
  agreements to repurchase            2,253       33.0      5.81
Other borrowed funds                    865       11.7      5.39
Medium- and long-term debt            8,535      127.0      5.91
Other (2)                                 -       (3.8)        -
                                    ----------------------------
    Total interest-bearing
      sources                        27,974      321.6      4.56

Noninterest-bearing deposits          6,309
Other liabilities                       487
Preferred stock                         250
Common shareholders' equity           3,174
                                    -------
    Total Liabilities and
      Shareholders' Equity          $38,194
                                    =======

Net interest income/Rate
  spread (FTE)                                  $409.3      3.65
                                                ======

FTE adjustment                                  $  1.1
                                                ======
Impact of net noninterest-bearing
  sources of funds                                          0.95
                                                           -----
Net interest margin as a percent of
  average earning assets (FTE)                              4.60%
                                                           =====

(1) The average rate for investment securities available for sale was computed using average historical cost.
(2) Net interest rate swap (income)/expense.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries


                                                          Year Ended
                                 -----------------------------------------------------------
                                      December 31, 2000                December 31, 1999
                                 ----------------------------    ---------------------------
                                 Average              Average    Average             Average
(dollar amounts in millions)     Balance   Interest      Rate    Balance   Interest     Rate
                                 ----------------------------    ---------------------------
Commercial loans                 $21,738   $1,934.4      8.90%   $19,681   $1,515.7     7.70%
International loans                2,552      235.1      9.21      2,627      206.4     7.86
Real estate construction loans     2,009      188.3      9.37      1,364      115.8     8.48
Commercial mortgage loans          5,051      443.6      8.78      4,461      368.0     8.25
Residential mortgage loans           832       63.6      7.64        929       69.4     7.47
Consumer loans                     1,395      126.7      9.08      1,816      181.3     9.98
Lease financing                      799       47.5      5.95        682       46.6     6.84
                                 ----------------------------    ---------------------------
    Total loans                   34,376    3,039.2      8.84     31,560    2,503.2     7.93

Investment securities available
  for sale (1)                     2,670      192.8      7.10      2,403      164.1     6.76
Short-term investments               298       33.3     11.20        116       10.3     8.85
                                 ----------------------------    ---------------------------
    Total earning assets          37,344    3,265.3      8.73     34,079    2,677.6     7.85

Cash and due from banks            1,484                           1,518
Allowance for credit losses         (514)                           (463)
Other assets                       2,006                           1,826
                                 -------                         -------
    Total Assets                 $40,320                         $36,960
                                 =======                         =======

Money market and NOW accounts    $ 7,928      253.7      3.20    $ 7,664      207.8     2.71
Savings deposits                   1,380       22.8      1.65      1,513       24.0     1.59
Certificates of deposit            8,165      470.1      5.76      6,399      310.0     4.84
Foreign office time deposits         814       63.0      7.75        688       48.5     7.05
                                 ----------------------------    ---------------------------
    Total interest-bearing
      deposits                    18,287      809.6      4.43     16,264      590.3     3.63

Federal funds purchased
  and securities sold under
  agreements to repurchase         2,460      162.4      6.60      2,823      145.7     5.16
Other borrowed funds                 803       49.3      6.14        659       33.4     5.07
Medium- and long-term debt         8,125      533.8      6.57      7,289      410.4     5.63
Other (2)                              -       47.7         -          -      (54.2)       -
                                 ----------------------------    ---------------------------
    Total interest-bearing
      sources                     29,675    1,602.8      5.40     27,035    1,125.6     4.16

Noninterest-bearing deposits       6,405                           6,255
Other liabilities                    530                             421
Preferred stock                      250                             250
Common shareholders' equity        3,460                           2,999
                                 -------                         -------
    Total Liabilities and
      Shareholders' Equity       $40,320                         $36,960
                                 =======                         =======

Net interest income/Rate
  spread (FTE)                             $1,662.5      3.33              $1,552.0     3.69
                                           ========                        ========

FTE adjustment                             $    3.7                        $    4.9
                                           ========                        ========

Impact of net noninterest-bearing
  sources of funds                                       1.12                           0.86
                                                         ----                           ----

Net interest margin as a percent of
  average earning assets (FTE)                           4.45%                          4.55%
                                                         ====                           ====

(1) The average rate for investment securities available for sale was computed using average historical cost.
(2) Net interest rate swap (income)/expense.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries


                                             December 31,   September 30,       June 30,
(In thousands, except per share data)               2000            2000           2000
                                             -----------    ------------    -----------
Commercial loans:
  Floor plan                                 $ 2,063,619     $ 1,559,050    $ 1,853,836
  Other                                       20,665,845      20,511,456     20,316,032
                                             -----------     -----------    -----------
    Total commercial                          22,729,464      22,070,506     22,169,868

International loans                            2,571,156       2,483,910      2,612,539
Real estate construction loans                 2,310,399       2,197,799      2,046,117
Commercial mortgage loans                      5,271,078       5,095,248      5,060,847
Residential mortgage loans                       806,561         816,960        827,545
Consumer loans:
  Credit card                                     14,513          13,643         21,923
  Home equity                                    976,100         954,427        938,191
  Other consumer                                 446,160         447,819        439,687
                                             -----------     -----------    -----------
    Total consumer                             1,436,773       1,415,889      1,399,801

Lease financing:
  Automobile                                       5,412           7,419         11,469
  Equipment                                      929,502         847,580        780,081
                                             -----------     -----------    -----------
    Total lease financing                        934,914         854,999        791,550
                                             -----------     -----------    -----------
      Total loans                            $36,060,345     $34,935,311    $34,908,267
                                             ===========     ===========    ===========

Goodwill                                     $   364,806     $   372,811    $   378,870
Core deposit intangible                            7,883           9,056         10,229
Other intangible assets                            1,313           1,411          1,509
Loan servicing rights                              3,558           3,306          3,324

Amortization of intangibles (quarterly)            9,340           9,388          9,413

Leverage ratio*                                     8.91%           8.71%          8.40%
Tier 1 risk-based capital ratio*                    7.15            7.03           6.82
Total risk-based capital ratio*                    11.07           11.08          10.42

Book value per share                         $     23.94     $     22.95    $     22.01

Market value for the quarter:
  High                                       $     61.13     $     59.44    $     54.38
  Low                                              47.19           45.00          39.88
  Close                                            59.38           58.44          44.88

Return on average common equity                    20.64%          21.26%         21.47%
Return on average assets                            1.88            1.89           1.85
Efficiency ratio                                   46.97           48.59          48.16

Number of commercial banking offices                 338             331            330

Number of employees-full time equivalent          10,000           9,990         10,235


* December 31, 2000 ratios estimated

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries


                                                March 31,    December 31,
(In thousands, except per share data)               2000            1999
                                             -----------     -----------
Commercial loans:
  Floor plan                                 $ 1,815,606     $ 1,652,548
  Other                                       19,656,538      19,002,110
                                             -----------     -----------
    Total commercial                          21,472,144      20,654,658

International loans                            2,565,966       2,573,003
Real estate construction loans                 1,871,592       1,709,261
Commercial mortgage loans                      4,981,168       4,774,052
Residential mortgage loans                       849,359         870,029
Consumer loans:
  Credit card                                     18,622          15,729
  Home equity                                    901,107         893,348
  Other consumer                                 449,004         441,648
                                             -----------     -----------
    Total consumer                             1,368,733       1,350,725

Lease financing:
  Automobile                                      16,088          21,438
  Equipment                                      739,210         740,112
                                             -----------     -----------
    Total lease financing                        755,298         761,550
                                             -----------     -----------
      Total loans                            $33,864,260     $32,693,278
                                             ===========     ===========

Goodwill                                     $   386,318     $   316,469
Core deposit intangible                           11,481          12,767
Other intangible assets                            1,431           1,587
Loan servicing rights                              3,364           4,605

Amortization of intangibles (quarterly)            8,522           8,504

Leverage ratio*                                     8.24%           8.39%
Tier 1 risk-based capital ratio*                    6.88            6.95
Total risk-based capital ratio*                    10.63           10.72

Book value per share                         $     21.20     $     20.60

Market value for the quarter:
  High                                       $     46.25     $     61.38
  Low                                              32.94           44.00
  Close                                            41.88           46.69

Return on average common equity                    21.35%          21.60%
Return on average assets                            1.81            1.84
Efficiency ratio                                   47.26           47.91

Number of commercial banking offices                 331             332

Number of employees-full time equivalent          10,204          10,234


* December 31, 2000 ratios estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated


                                             December 31,  September 30,    December 31,
(in thousands, except share data)                   2000           2000            1999
                                             -----------   ------------     -----------
ASSETS
Cash and due from banks                      $     9,918    $     1,763     $        80

Time deposits with banks                         112,100         91,100          69,900
Investment securities available
  for sale                                        47,262         31,327          27,505
Investment in subsidiaries,
  principally banks                            4,141,686      4,038,723       3,669,435
Premises and equipment                             3,391          3,684           4,335
Other assets                                      66,009         64,010          55,900
                                             -----------    -----------     -----------

       TOTAL ASSETS                          $ 4,380,366    $ 4,230,607     $ 3,827,155
                                             ===========    ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Commercial paper                             $    79,985    $    94,982     $    74,877
Long-term debt                                   157,414        157,698         158,543
Advances from nonbanking subsidiaries              4,453              -           3,882
Other liabilities                                131,248        132,237         115,209
                                             -----------    -----------     -----------
       Total liabilities                         373,100        384,917         352,511

Nonredeemable preferred stock
  - $50 stated value:
  Authorized - 5,000,000 shares
  Issued - 5,000,000 shares at
    12/31/00, 9/30/00 and 12/31/99               250,000        250,000         250,000
Common stock - $5 par value:
  Authorized - 325,000,000 shares
  Issued - 157,233,107 shares at
    12/31/00, 9/30/00 and 12/31/99               786,166        786,166         786,166
Capital surplus                                   43,354         39,765          35,092
Accumulated other comprehensive income            10,565        (14,879)        (31,702)
Retained earnings                              2,937,296      2,821,076       2,485,204
Deferred compensation                             (3,704)        (4,047)         (2,955)
Less cost of common stock in
  treasury - 289,397 shares at
  12/31/00, 571,201 shares at
  9/30/00 and 715,496 shares
  at 12/31/99                                    (16,411)       (32,391)        (47,161)
                                             -----------    -----------     -----------
Total shareholders' equity                     4,007,266      3,845,690       3,474,644
                                             -----------    -----------     -----------
       TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY                $ 4,380,366    $ 4,230,607     $ 3,827,155
                                             ===========    ===========     ===========

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
Comerica Incorporated and Subsidiaries


                               Nonredeem-                     Accumulated
                                  able                           Other                                              Total
(in thousands, except          Preferred   Common   Capital  Comprehensive  Retained     Deferred    Treasury   Shareholders'
  share data)                    Stock      Stock   Surplus     Income      Earnings   Compensation    Stock       Equity
                               ---------  --------  -------    --------    ----------    --------    --------    ----------
BALANCES AT JANUARY 1, 1999     $250,000  $786,165  $24,649    $ (6,455)   $2,086,589    $(5,202)    $(89,133)   $3,046,613
Net income for 1999                    -         -        -           -       672,589          -            -       672,589
Other comprehensive income,
  net of tax                           -         -        -     (25,247)            -          -            -       (25,247)
                                                                                                                 ----------
Total comprehensive income             -         -        -           -             -          -            -       647,342
Cash dividends declared:
  Preferred stock                      -         -        -           -       (17,100)         -            -       (17,100)
  Common stock                         -         -        -           -      (224,837)         -            -      (224,837)
Purchase of 44,082 shares
  of common stock                      -         -        -           -             -          -       (2,885)       (2,885)
Net issuance of common stock
  under employee stock plans           -         1   10,443           -       (32,037)         4       44,857        23,268
Amortization of deferred
  compensation                         -         -        -           -             -      2,243            -         2,243
                                --------  --------  -------    --------    ----------    -------     --------    ----------
BALANCES AT DECEMBER 31, 1999   $250,000  $786,166  $35,092    $(31,702)   $2,485,204    $(2,955)    $(47,161)   $3,474,644
                                ========  ========  =======    ========    ==========    =======     ========    ==========

BALANCES AT JANUARY 1, 2000     $250,000  $786,166  $35,092    $(31,702)   $2,485,204    $(2,955)    $(47,161)   $3,474,644
Net income for 2000                    -         -        -           -       749,326          -            -       749,326
Other comprehensive income,
  net of tax                           -         -        -      42,267             -          -            -        42,267
                                                                                                                 ----------
Total comprehensive income             -         -        -           -             -          -            -       791,593
Cash dividends declared:
  Preferred stock                      -         -        -           -       (17,100)         -            -       (17,100)
  Common stock                         -         -        -           -      (250,277)         -            -      (250,277)
Purchase of 353,547 shares
  of common stock                      -         -        -           -             -          -      (14,108)      (14,108)
Net issuance of common stock
  under employee stock plans           -         -    8,262           -       (29,857)    (2,645)      44,858        20,618
Amortization of deferred
  compensation                         -         -        -           -             -      1,896            -         1,896
                                --------  --------  -------    --------    ----------    -------     --------    ----------
BALANCES AT DECEMBER 31, 2000   $250,000  $786,166  $43,354    $ 10,565    $2,937,296    $(3,704)    $(16,411)   $4,007,266
                                ========  ========  =======    ========    ==========    =======     ========    ==========